Brown Advisory Small-Cap Growth Fund Class/Ticker: Institutional Shares / BAFSX Investor Shares / BIASX Advisor Shares / BASAX
Summary Prospectus | October 31, 2019

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at https://www.brownadvisory.com/mf/small-cap-growth-fund. You may also obtain this information at no cost by calling (800) 540-6807 or by sending an e-mail request to mutualfunds@brownadvisory.com. The Fund’s Prospectus and Statement of Additional Information, both dated October 31, 2019, are incorporated by reference into this Summary Prospectus.

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.brownadvisory.com/mf), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling (800) 540-6807 or by enrolling at www.brownadvisory.com/mf.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 540-6807 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held with the fund complex if you invest directly with the Fund.

Investment Objective
The Brown Advisory Small-Cap Growth Fund (the “Fund”) seeks to achieve long-term capital appreciation by primarily investing in equity securities.

Fees and Expenses
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Investor Shares	Advisor Shares
Maximum Sales Charge (Load) imposed on Purchases (as a % of the offering price)	None	None	None
Maximum Deferred Sales Charge (Load) imposed on Redemptions (as a % of the sale price)	None	None	None
Redemption Fee (as a % of amount redeemed on shares held for 14 days or less)	1.00%	1.00%	1.00%
Exchange Fee (as a % of amount exchanged on shares held for 14 days or less)	1.00%	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees	None	None	0.25%
Shareholder Servicing Fees	None	0.15%	0.15%
Other Expenses	0.13%	0.13%	0.13%
Acquired Fund Fees and Expenses(1)	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	1.00%	1.15%	1.40%
(1)
Acquired Fund Fees and Expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds, including money market funds and exchange traded funds. Please note that the amount of Total Annual Fund Operating Expenses shown in the above table will differ from the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.

Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period.  The example also assumes that your investment has a 5% annual return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$102	$318	$552	$1,225
Investor Shares	$117	$365	$633	$1,398
Advisor Shares	$143	$443	$766	$1,680

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the portfolio turnover rate for the Fund was 44% of the average value of its portfolio.

Principal Investment Strategies
Under normal conditions, Brown Advisory LLC (the “Adviser”) seeks to achieve the Fund’s investment objective by investing at least 80% of the value of its net assets (plus any borrowings for investment purposes) in equity securities of small domestic companies.   Small companies, according to the Adviser, are companies whose market capitalizations are generally less than $6 billion or the maximum capitalization of companies in the Russell 2000® Growth Index (which was approximately $7.3 billion as of September 30, 2019), whichever is greater, at the time of purchase. The Fund invests primarily in companies the Adviser believes have above average growth prospects.  The Adviser conducts an in-depth analysis of a company’s fundamentals to identify those companies it believes have the potential for long-term earnings growth that is not fully reflected in the security’s price.

Equity securities include domestic common and preferred stock, convertible debt securities, American Depositary Receipts (“ADRs”), real estate investment trusts (“REITs”) and exchange traded funds (“ETFs”).  The Fund may also invest in private placements in these types of securities.  The Fund invests primarily in ETFs that have an investment objective similar to the Fund’s or that otherwise are permitted investments with the Fund’s investment policies described herein.  ADRs are equity securities traded on U.S. securities exchanges, which are generally issued by banks or trust companies to evidence ownership of foreign equity securities.  The Fund may invest up to 20% of its net assets in foreign securities, including in emerging markets.

The Adviser assesses a company’s Environmental, Social and Governance (“ESG”) profile through conducting ESG research and leveraging engagement when appropriate through dialogue with company management teams as part of its fundamental due diligence process. The Adviser views ESG characteristics as material to fundamentals and seeks to understand their impact on companies in which the Fund may invest.

The Adviser may sell a security or reduce its position if it believes:
• The security subsequently fails to meet initial investment criteria;
• A more attractively priced security is found; or
• The security becomes overvalued relative to the long-term expectation.

In order to respond to adverse market, economic, political, or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its investment objective and principal investment strategy and invest without limit in cash and prime quality cash equivalents such as prime commercial paper and other money market instruments.  A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance.  The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

Principal Investment Risks
As with all mutual funds, there is the risk that you could lose all or a portion of your investment in the Fund.  An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.  The following are the principal risks that could affect the value of your investment:

• American Depositary Receipts (“ADRs”) and Global Depository Receipts (“GDRs”) Risk. ADRs and GDRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through. GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar-denominated.

• Convertible Securities Risk.  The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities.

• Emerging Markets Risk.  The Fund may invest in emerging markets, which may carry more risk than investing in developed foreign markets. Risks associated with investing in emerging markets include limited information about companies in these countries, greater political and economic uncertainties compared to developed foreign markets, underdeveloped securities markets and legal systems, potentially high inflation rates, and the influence of foreign governments over the private sector. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility. Investors should be able to tolerate sudden, sometimes substantial, fluctuations in the value of their investments. Emerging market countries may have policies that restrict investment by foreigners or that prevent foreign investors from withdrawing their money at will.

• Equity and General Market Risk.  Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value.  The stock market may experience declines or stocks in the Fund’s portfolio may not increase their earnings at the rate anticipated.  The Fund’s NAV and investment return will fluctuate based upon changes in the value of its portfolio securities. Markets may, in response to economic or market developments, governmental actions or intervention, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, potentially at unfavorable prices. Certain securities, particularly fixed income securities, may be difficult to value during such periods.

• ETF Risk.  ETFs may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses.  Shareholders of the Fund will indirectly be subject to the fees and expenses of the individual ETFs in which the Fund invests.

• Foreign Securities Risk. The Fund may invest in foreign securities and is subject to risks associated with foreign markets, such as adverse political, social and economic developments such as war, political instability, hyperinflation, currency devaluations, and overdependence on particular industries; accounting standards or governmental supervision that is not consistent with that to which U.S. companies are subject; limited information about foreign companies; less liquidity and higher volatility in foreign markets and less protection to the shareholders in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. The value of the Fund’s foreign investments may also be affected by foreign tax laws, special U.S. tax considerations and restrictions on receiving the investment proceeds from a foreign country. Dividends or interest on, or proceeds from the sale or disposition of, foreign securities may be subject to non-U.S. withholding or other taxes. Economic sanctions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Fund’s investments in such securities harder to value.

• Growth Company Risk.  Securities of growth companies can be more sensitive to the company’s earnings and more volatile than the market in general.

• Management Risk.  The Fund may not meet its investment objective based on the Adviser’s success or failure to implement investment strategies for the Fund.

• Private Placement Risk.  The Fund may invest in privately issued securities of domestic common and preferred stock, convertible debt securities, ADRs and REITs, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933, as amended.  Privately issued securities are restricted securities that are not publicly traded.  Delay or difficulty in selling such securities may result in a loss to the Fund.

• REIT and Real Estate Risk.  The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.

• Smaller Company Risk.  Securities of companies smaller than larger companies may be more volatile and as a result, the price of smaller companies may decline more in response to selling pressure.

Performance Information
The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance of Investor Shares from year-to-year.  The table shows how the average annual returns of Investor Shares, Advisor Shares and Institutional Shares for 1, 5 and 10 year periods compare to a broad-based market index.

The Fund is the successor to the investment performance of the Brown Advisory Small-Cap Growth Fund (the “Predecessor Fund”) as a result of the reorganization of the Predecessor Fund into the Fund on October 19, 2012.  Accordingly, the performance information shown below for periods prior to October 19, 2012 is that of the Predecessor Fund.  The Predecessor Fund was also advised by the Adviser and had the same investment objective and strategies as the Fund.

Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results. Updated performance information is available online at www.brownadvisory.com/mf/small-cap-growth-fund or by calling 800‑540‑6807 (toll free).

Brown Advisory Small-Cap Growth Fund – Investor Shares
Annual Total Returns

60%
40%
20%
0%
-20%
40.60%
29.06%
-2.71%
14.45%
40.54%
0.02%
8.05%
9.55%
16.91%
-4.36%
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018

The Fund’s calendar year-to-date total return as of September 30, 2019 was 24.22%.  During the periods shown in the chart, the highest quarterly return was 18.01% (for the quarter ended June 30, 2009) and the lowest quarterly return was -20.77% (for the quarter ended September 30, 2011).
Brown Advisory Small-Cap Growth Fund
Average Annual Total Returns

For the periods ended December 31, 2018	1 Year	5 Years	10 Years
Investor Shares
Return Before Taxes	-4.36%	5.77%	14.16%
Return After Taxes on Distributions	-5.63%	3.91%	12.83%
Return After Taxes on Distributions and Sale of Fund Shares	-1.92%	4.23%	11.77%
Advisor Shares
Return Before Taxes	-4.60%	5.51%	13.81%
Institutional Shares
Return Before Taxes	-4.25%	5.92%	14.24%
Russell 2000® Growth Index (reflects no deduction for fees, expenses or taxes)	-9.31%	5.13%	13.52%

NOTE:  The Small-Cap Growth Fund offers three classes of shares.  Investor Shares commenced operations on June 28, 1999 as part of the Predecessor Fund, Advisor Shares commenced operations on April 25, 2006 as part of the Predecessor Fund, and Institutional Shares commenced operations on September 20, 2002 as part of the Predecessor Fund. Prior to July 1, 2011, the Advisor Shares were known as A Shares. Prior to October 19, 2012, Investor Shares were known as Institutional Shares and Institutional Shares were known as D Shares.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In certain cases, the figure representing “Return after Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period, since a higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.  After-tax returns are shown for Investor Shares only.  After-tax returns for Advisor Shares and Institutional Shares will vary.

Management

Investment Adviser	Portfolio Managers
Brown Advisory LLC	Christopher A. Berrier has served as a portfolio manager of the Fund since 2006. George Sakellaris, CFA, has served as associate portfolio manager of the Fund since 2017.

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Brown Advisory Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone at 800-540-6807 (toll free) or 414-203-9064, or through the Internet at www.brownadvisory.com/client-login.  Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly. The minimum initial and subsequent investment amounts for various types of accounts are shown below.

Type of Account	Minimum Initial Investment	Minimum Additional Investment
Institutional Shares
Standard Accounts	$1,000,000	$100
Investor Shares
Standard Accounts	$100	$100
Traditional and Roth IRA Accounts	$100	N/A
Accounts with Systematic Investment Plans	$100	$100
Advisor Shares
Standard Accounts	$100	$100
Traditional and Roth IRA Accounts	$100	N/A
Accounts with Systematic Investment Plans	$100	$100
Qualified Retirement Plans	N/A	N/A

The minimum investment requirements are waived for retirement plans that are qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (“IRC”) and tax-exempt under Section 501(a) of the IRC, and plans operating consistent with Section 403(a), 403(b), 408, 408A, 457 or 223(d) of the IRC.

Tax Information
The Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a fund-supermarket), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.